Investor Presentation Leading the Healthcare Industry in Home Respiratory Care NASDAQ: VMD August 2024

DISCLAIMERS Disclaimers and Other Important Information This presentation (the “Presentation”) about Viemed Healthcare, Inc. (“Viemed” or the “Company”) is dated as August 2024. It is information in a summary form and does not purport to be complete. The data contained herein is derived from various internal and external sources. This Presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor. No representation or warranty, express or implied, is made or given by or on behalf of Viemed or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. Viemed does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. Forward Looking Statements Certain statements contained in this Presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including projected US home healthcare spending, US DME expenditures, Medicare beneficiaries, objectives for the next 24 months, and Viemed’s expected synergies from acquisitions are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect Viemed's current views and intentions with respect to future events, and current information available to Viemed, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the state of the capital markets; the availability of funds and resources to pursue operations; inflation; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in Viemed’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including Viemed’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedarplus.ca. Should any factor affect Viemed in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, Viemed does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Presentation are made as of the date of this Presentation and Viemed undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law. Market and Industry Data Industry and market data used in this Presentation is unaudited and have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Viemed has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. You are cautioned not to give undue weight to such industry and market data. Non-GAAP and Other Financial Information This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including the measure Adjusted EBITDA. A reconciliation of this non-GAAP financial measure to the nearest GAAP measure can be found in the Appendix to this Presentation. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Viemed in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Recipients of this Presentation who are considering acquiring securities of Viemed are referred to the entire body of publicly disclosed information regarding Viemed. The information is subject to material updating, revision and further amendment, and is qualified entirely by reference to Viemed’s publicly disclosed information.

▪ Largest independent specialized provider of non-invasive ventilation (NIV) in the US home respiratory health care industry ▪ Highly profitable with a 25% CAGR in revenue growth since spinout in 2017 ▪ Service offering includes 24x7 in home respiratory care including specialized respiratory therapists and medical devices ▪ Headquartered in Lafayette, Louisiana ▪ Currently serving over 127,000 patients ▪ Listed on NASDAQ (VMD) Viemed Healthcare, Inc. | Investor Presentation Viemed at a Glance Slide 3

SLEEP MANAGEMENT FOUNDED Annual Revenues: $0.24M USD Respiratory DME specializing in CPAPS & Oxygen HSD Home Sleep Delivered – Specializing in home sleep tests VENTILATOR EXPANSION Non Invasive ventilator introduced to market PHM ACQUISITION Acquired by a public company VIEMED SPIN OUT & LISTING ON TSXV Annual Revenues: $41.3M USD VIEMED LISTED ON NASDAQ VIEMED ACQUIRES HMP Annual Revenues: $183M USD Our Journey 2010 2012 2015 2017 2019 2023 2006 Viemed Healthcare, Inc. | Investor Presentation Slide 4

Key Investment Consideration Market Expansion in Home Medical Equipment (HME) ▪ Sustained growth in HME markets, particularly in complex respiratory and Obstructive Sleep Apnea (OSA) segments ▪ Underserved chronic COPD population qualifying for Non-Invasive Ventilation (NIV) in the home Demographic and Health Trends ▪ The aging population and rising incidence of chronic diseases contribute to patient volume growth ▪ Government and commercial payors prioritize cost-effective home care solutions over acute settings ▪ Advancements in technology and equipment empower HME providers to effectively treat complex patients at home Healthcare Economics and Competitive Landscape ▪ CMS projects a CAGR of approximately 7% for U.S. home healthcare spending, reaching $250 billion annually by 2031 ▪ COPD alone incurs $50 billion in annual healthcare costs in the U.S. Slide 5Viemed Healthcare, Inc. | Investor Presentation

Viemed Healthcare, Inc. | Investor Presentation Current State of the Industry The Medicare population is growing DME expenditures are expected to grow at a 5.5% CAGR to $114.5 billion in 2031 5.5% CAGR At the age of 65, patients qualify for Medicare Historical and Projected US DME Expenditures (in $ BILLIONS) Source: Office of the Actuary in the Centers for Medicare & Medicaid 64 million beneficiaries in 2021 est. 70 million beneficiaries by 2025 Slide 6 40.6 43.3 44.9 46.6 48.7 50.0 51.6 54.1 56.5 55.1 67.1 72.3 75.4 78.9 83.4 87.6 92.7 97.9 103.2 108.8 114.5

NIV Market Penetration 25 Million (estimated) people in the U.S. have COPD 2,500,000 or 10% have stage 4 COPD 1,250,000 or 50% of those with stage 4 COPD develop chronic respiratory failure becoming candidates for our therapy Approximately 80,000 annual Medicare beneficiaries on NIV service * Viemed Healthcare, Inc. | Investor Presentation Estimate of 6% market penetration *As of 2022 (source: HME Databank) 64% 12% VIEMED IS THIRD LARGEST PROVIDER* MARKET SHARE HELD BY TOP 10 PROVIDERS* Slide 7

Services and Payors Viemed Healthcare, Inc. | Investor Presentation Ventilation 56% Sleep 16% Oxygen 10% Other 18% Medicare 42% Medicaid/ MCO 8% Medicare Advantage 20% Commercial 19% Other 11% SERVICE MIX 2nd Quarter 2024 PAYOR MIX 2nd Quarter 2024 Slide 8

The Viemed Solution Registered Respiratory Therapists (RTs) assigned to each patient and on call 24X7 ▪ All RTs are COPD educators ▪ Assess and service medical equipment ▪ Overseen by pulmonologists on staff ▪ Behavioral health specialist support Each patient is given a customized in-home care plan based on Activities of Daily Living (ADLs) assessments. Subsequent visits educate and assist patients – build trust and on- going relationship with patient Provide affordability for patients ▪ Majority of plans covered by Medicare and private insurance Viemed Healthcare, Inc. | Investor Presentation Slide 9

A DEDICATED 24/7 RESPIRATORY THERAPIST with all our Viemed products Ventilators Sleep Therapy Oxygen Therapy Patient Engagement Percussion Vests Slide 10

Proven Organic Growth Strategy Location selection ▪ Based on high COPD rates ▪ Target hospitals and facilities with high readmission rates and near existing service area ▪ Leverage existing relationships and operate heavily in rural markets Unique lean deployment model ▪ No costly retail stores ▪ Sales reps and RTs operate out of vehicles that are monitored by GPS High service model ▪ Certified RTs delivering a high touch service model to a non-compliant patient demographic base ▪ Providing education and assessment to patients in their homes and through Telehealth Viemed Healthcare, Inc. | Investor Presentation Slide 11

Complementary Acquisition Initiatives Viemed Healthcare, Inc. | Investor Presentation Strategic Acquisitions ▪ Acquired Home Medical Products, Inc. (HMP) in June 2023 ▪ Immediately accretive to net income and EPS ▪ Contributes to geographic, product, and payor diversity ▪ Revenue synergies complement organic growth Hospital Joint Ventures ▪ Completed joint venture with HomeMed/East Alabama Health in April 2024 ▪ Referral source and patient base synergies complement organic growth Slide 12

Published Research Real-world results Viemed Healthcare, Inc. | Investor Presentation 43% Relative mortality reduction if utilized within 0 - 7 days 11.6% Cost reduction if utilized within 0 – 7 days 7.2% Cost reduction if utilized within 0 – 15 days $5,484 Cost reduction if utilized within 0-7 days Early initiation of non-invasive ventilation at home reduces mortality, hospitalizations, and overall health costs 31% Relative reduction in hospital readmissions 38% Immediate reduction in risk of death with NIV 12% Relative reduction in mortality after 12 months 39% Relative reduction in all- cause mortality over 7-year period 22% 9% Relative decline in the risk of hospitalizations Non-invasive ventilation at home improves survival and decreases healthcare utilization Relative reduction in the risk of an ER visit Non-invasive ventilation at home reduces mortality in COPD With CRF September 15, 2021 December 29, 2020 June 29, 2022 Sample size: 500,000 patients Sample size: 36,000 patients Sample size: 45,000 patients 16% Relative reduction in ER visits Slide 13

Technology and Remote Care ▪ Mission of becoming a leading healthcare technology company coupled with high touch human interaction in the home ▪ Goal is to improve quality of life and length of time patients spend with loved ones ▪ Increase efficiency of clinicians through improved remote workflow and proactive care patient engagement solutions ▪ Increase patient and caregiver engagement ▪ Capture value-based data elements, analysis and insights from patient’s home to improve patient outcomes and generate cost savings Viemed Healthcare, Inc. | Investor Presentation Slide 14

Objectives for the Next 24 Months ▪ Grow active patient base while entering new target markets through geographic expansion ▪ Communicate findings from the growing number of research studies to referral sources and payors in order to save more lives and increase market penetration ▪ Diversify payor base – specific focus of bringing our solution to the VA and commercial payors ▪ Expand technology capabilities in order to capture useful patient data and increase length of stay ▪ Expand service offerings and home-based product offerings through strategic partnerships ▪ Grow our clinical resource recruiting platform through Viemed Healthcare Staffing ▪ Pursue strategic acquisitions and successfully integrate to augment strong organic growth model Viemed Healthcare, Inc. | Investor Presentation Slide 15

Financial Information

Regulatory Update ▪ Government reimbursements are stable, with rates indexed to rise with inflation ▪ CMS adoption of 2024 Final Rule increases transparency and accountability for Medicare Advantage plans, improves prior authorization processes ▪ Round 2021 competitive bidding contracts expired on December 31, 2023 and CMS has not announced any new or future rounds of the competitive bidding program ▪ Historically, competitive bidding programs are announced 18 months prior to implementation ▪ Resolved prolonged CMS/OIG audit of ventilation patients with 100% success Viemed Healthcare, Inc. | Investor Presentation Slide 17

Vent Revenue Model ▪ Monthly rental fee – reimbursed by insurance and covered by Medicare ▪ Uncapped rental contract for ventilators (56% of 2Q24 revenue) ▪ Average monthly vent reimbursement of $1,050 ▪ Pricing includes equipment rental, RT service, supplies and maintenance of equipment ▪ Other major products include sleep therapy, oxygen and percussion vests Viemed Healthcare, Inc. | Investor Presentation Slide 18

5,500 6,500 7,500 8,500 9,500 10,500 Viemed Healthcare, Inc. | Investor Presentation Historical Financial Performance Active Vent Rental Patients 10,905 as of 6/30/24 $140,000,000 $120,000,000 $110,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $0 2020(1) 2021(2) 2022(3) 2023 $131.3M $117.1M $138.8M $40,000,000 $35,000,000 $30,000,000 $25,000,000 $20,000,000 $15,000,000 $10,000,000 $5,000,000 $0 2020 2021 2022 2023 $41.3M $29.3M $30.0M $45,000,000 Net Revenue Adj. EBITDA* (1) Includes $34.3 million of COVID-19 sales and services (2) Includes $8.6 million of COVID-19 sales and services (3)Includes $2.3 million of COVID-19 sales and services *See reconciliation of Adjusted EBITDA in Appendix Slide 19 1H 2024 $183.0M $43.1M 1H 2024 $160,000,000 $180,000,000 $117.1M $105.6M $22.9M

Capital Markets Profile Viemed Healthcare, Inc. | Investor Presentation 38,825,799 & 40,556,268 Shares outstanding & fully diluted $8.8M 20% Insider beneficial ownership Cash on hand in USD Total LT debt in USD $9M Total staff 1,137 Market cap as of July 31, 2024: $280M (USD) Stock price as of July 31, 2024: $7.21 (USD) NASDAQ: VMD 6/30/24 6/30/24 6/30/24 7/31/24 Slide 20

Board of Directors Viemed Healthcare, Inc. | Investor Presentation Casey Hoyt Chief Executive Officer and Director Randy Dobbs Chairman of the Board and Independent Director Todd Zehnder Chief Operating Officer and Director Nitin Kaushal Independent Director Bruce Greenstein Independent Director Tim Smokoff Independent Director Dr. William Frazier Chief Medical Officer and Director Sabrina Heltz Independent Director Slide 21

Viemed Healthcare, Inc. | Investor Presentation Corporate Structure Viemed Healthcare Inc. (Canadian Parent Company Listed on NASDAQ) Viemed Inc. (Delaware Corporation/US Subsidiary) Home Sleep Delivered, LLC (US Sub- Louisiana) Viemed Clinical Services, LLC (US Sub- Louisiana) Viemed Healthcare Staffing, LLC (US Sub- Louisiana) Slide 22 HMP, Inc. (US Sub- Tennessee) Sleep Management, LLC (US Sub- Louisiana) This corporate structure delineates the significant operating subsidiaries of Viemed Healthcare Inc. For a comprehensive listing of Viemed Healthcare Inc.’s subsidiaries, please refer to Exhibit 21.1 of the Company’s Annual Report on Form 10-K.

Investor Relations: Glen Akselrod Bristol Capital IR glen@bristolir.com Tel: 905 326 1888 Slide 23

Appendix

Reconciliation of Adjusted EBITDA

Reconciliation of Adjusted EBITDA[1]		2020		2021		2022		2023		1H 2024
Net Income	$	31.5	$	9.1	$	6.2	$	10.2	$	3.1
Depreciation & Amortization		9.6		11.3		15.6		21.9		12.6
Interest Expense		0.5		0.3		0.2		0.4		0.4
Transaction Costs		-		-		-		0.5		0.3
Stock-based Compensation		4.9		5.2		5.2		5.9		3.1
Impairment of Assets		-		-		-		-		2.1
Income Tax Expense (Benefit)		(5.2)		3.4		2.8		4.2		1.3
Adjusted EBITDA	**$**	**41.3**	**$**	**29.3**	**$**	**30.0**	**$**	**43.1**	**$**	**22.9**

(1) Adjusted EBITDA is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. Viemed's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. Management believes Adjusted EBITDA provides helpful information with respect to Viemed's operating performance as viewed by management, including a view of Viemed's business that is not dependent on the impact of Viemed's capitalization structure and items that are not part of Viemed's day-to-day operations. Management uses Adjusted EBITDA (i) to compare Viemed's operating performance on a consistent basis, (ii) to calculate incentive compensation for Viemed's employees, (iii) for planning purposes, including the preparation of Viemed's internal annual operating budget, and (iv) to evaluate the performance and effectiveness of Viemed's operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating Viemed's operating performance in the same manner as management. The table above is a reconciliation of net income, the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated. In calculating Adjusted EBITDA, certain items (mostly non-cash) are excluded from net income including depreciation and amortization of capitalized assets, net interest expense (income), stock-based compensation, transaction costs, impairment of assets, and taxes.

Viemed Healthcare, Inc. | Investor Presentation Slide 25

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